CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

PROSPECTUS SUPPLEMENT NO. 2 DATED SEPTEMBER 1, 2015 TO

PROSPECTUS DATED APRIL 1, 2015

Recent developments

ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) announced on August 27, 2015, that it had completed a private placement of $35 million of fixed-rate senior secured notes on August 26, 2015. Net proceeds from the offering will be used to refinance existing leverage.

The table below summarizes the key terms of the private placement.

Security	Aggregate Amount	Rate	Maturity
Senior Secured Notes

Series D	$10 million	3.33%	8/26/2022

Series E	$10 million	3.60%	8/26/2024

Series F	$15 million	3.76%	8/26/2026